  UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
February 23, 2023

Laureate Education, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38002	52-1492296
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

PMB 1158, 1000 Brickell Ave, Suite 715
Miami, FL 33131
(Address of principal executive offices, including zip code)

(786) 209-3368
(Registrant’s telephone number, including area code)

78 SW 7th Street, Suite 900
Miami, FL 33130
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.004 per share	LAUR	The NASDAQ Stock Market LLC
(Nasdaq Global Select Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 2.02    Results of Operations and Financial Condition.

On February 23, 2023, Laureate Education, Inc. (the “Company”) issued an earnings release announcing its financial results for the quarter and year ended December 31, 2022. A copy of the earnings release is furnished herewith as Exhibit 99.1 and incorporated in this Item 2.02 by reference.

Item 7.01    Regulation FD Disclosure.

On February 23, 2023, the Company made available on the investor relations section of its website its Fourth Quarter & Fiscal Year 2022 Earnings Presentation (the “Presentation”). A copy of the Presentation is furnished herewith as Exhibit 99.2 and incorporated in this Item 7.01 by reference.

Item 8.01     Other Events.

As announced on September 14, 2022, Laureate Education, Inc. (the “Company”) approved, pursuant to the previously announced adoption of a plan of partial liquidation (the “Plan”) related to the distribution of net proceeds from the Company’s sale of Walden e-Learning LLC (the “Sale”), the payment of a special cash distribution (the “October Distribution”) equal to $0.83 per each share of the Company’s Common Stock, par value $0.004 per share (the “Company Common Stock”), to each holder of record on September 28, 2022. The October Distribution was paid on October 12, 2022 in the amount of approximately $136.6 million.

As announced on October 24, 2022, the Company approved the payment of a special cash dividend (the “November Dividend”) equal to $0.68 per each share of the Company Common Stock to each holder of record on November 4, 2022. The November Dividend was paid on November 17, 2022 in the amount of approximately $112 million.

The Company has determined information relevant to the U.S. federal income tax treatment of the October Distribution and the November Dividend. The Company is providing the below information to supplement and update the Forms 8-K filed on September 14, 2022, October 11, 2022 and October 24, 2022. Shareholders should consult such Forms 8-K regarding the U.S. federal income tax treatment of the October Distribution and the November Dividend.

Tax Information Relevant to the October Distribution

The Company has determined that approximately $130 million of the October Distribution (or $0.79 per share) is attributable to net proceeds from the Sale. Accordingly, for U.S. federal income tax purposes, each holder of Company Common Stock that is not a corporation may treat $0.79 of the October Distribution per share as a liquidating distribution and $0.04 of the October Distribution per share as a distribution with respect to, rather than in exchange for, stock. (For this purpose, any stock held by a partnership, estate or trust will be treated as if it were actually held proportionately by its partners or beneficiaries.)

Further, the Company has determined that any amount of the October Distribution treated as a distribution with respect to stock for U.S. federal income tax purposes will be treated as paid from accumulated earnings and profits. Therefore, such amount will be treated as a dividend for U.S. federal income tax purposes.

Tax Information Relevant to the November Dividend

The Company has determined that the entire amount of the November Dividend will be treated as paid from accumulated earnings and profits. Therefore, the entire amount of the November Dividend will be treated as a dividend for U.S. federal income tax purposes.

Additional Information

Shareholders are urged to consult their own tax advisors regarding the tax treatment of the October Distribution and the November Dividend, including the availability of refunds for any amounts withheld from the October Distribution or the November Dividend. The information contained in this Form 8-K has been prepared using the best available information to date, but is subject to revision by the Company. For example, the Company’s federal income tax return for the year ended December 31, 2022 has not yet been filed, which may have an effect on the Company’s determination of earnings and profits.

If a shareholder held shares of Company Common Stock in its own name during 2022, the Company’s transfer agent, American Stock Transfer & Trust Company, will provide the shareholder an IRS Form 1099-DIV or IRS Form 1042-S, as applicable. If a shareholder held shares of Company Common Stock in “street name” during 2022, the shareholder’s bank, brokerage firm or nominee is generally responsible for tax reporting. With respect to the October Distribution, such bank, brokerage firm or nominee may choose to report the entire amount of the October Distribution, or a portion of the October Distribution greater than the portion described above, as a dividend for U.S. federal income tax purposes. In such a case, shareholders should consult their own tax advisors regarding how to report the October Distribution on their tax returns.

Forward-Looking Statements

This Current Report on Form 8-K may include certain disclosures which contain “forward-looking statements” within the meaning of the federal securities laws, which involve risks and uncertainties. You can identify forward-looking statements because they contain words such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” “estimates” or “anticipates” or similar expressions that concern our strategy, plans or intentions. In particular, statements regarding the impact of the October Distribution and the November Dividend and the amount, timing, process, tax treatment and impact of any future special distributions under the Plan represent forward-looking statements. Forward‑looking statements are based on the Company’s current expectations and assumptions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that may differ materially from those contemplated by the forward-looking statements, which are neither statements of historical fact nor guarantees or assurances of future performance. Important factors that could cause actual results to differ materially from our expectations are disclosed in our Annual Report on Form 10-K filed with the SEC on February 23, 2023, our Quarterly Reports on Form 10-Q to be filed with the SEC and other filings made with the SEC.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Earnings Release issued by Laureate Education, Inc. on February 23, 2023.
99.2	Fourth Quarter & Fiscal Year 2022 Earnings Presentation.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

The information contained in Item 2.02, including Exhibit 99.1 hereto, and Item 7.01, including Exhibit 99.2 hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. Such information in this Current Report on Form 8-K shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in any such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAUREATE EDUCATION, INC.

By:	/s/ Richard M. Buskirk
Name:	Richard M. Buskirk
Title:	Senior Vice President and Chief Financial Officer

Date: February 23, 2023
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